UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 29, 2004

                        ING Insurance Company of America
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                            (State of Incorporation)

                              333-49581; 033-63657
                            (Commission File Numbers)

                                   #06-1286272
                      (IRS Employer Identification Number)

2202 North Westshore Blvd. No. 350, Tampa, FL                    33607
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code ............813-281-3773


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THIS FILING IS MADE IN  ACCORDANCE  WITH ITEM NO. 8.01 OF SECTION 8 OF FORM 8-K:
OTHER EVENTS.

Further Information Regarding Trading of ING's U.S. Mutual Funds

As previously reported, like many U.S. financial services companies, certain U.S. affiliates of ING Groep N.V. ("ING") have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING affiliates have cooperated fully with each request.

Also as previously reported, ING's internal review identified several isolated instances of inappropriate trading. Reference is made to Registrant's Form 10-K Annual Report filed on March 29, 2004 and Registrant's Form 8-K/A Current Report filed on September 8, 2004. Among those instances was the following:

     o ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD") has received a notice from the staff of NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements. As permitted under NASD procedures, IFD may respond to the NASD staff before the staff makes a final recommendation.

ING Commitment to its Customer

The following information should be read in conjunction with Registrant's Form 10-K Annual Report filed on March 29, 2004 and Registrant's Form 8-K/A Current Report filed on September 8, 2004.

ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

Requests for Information from New York Attorney General

As has been widely reported in the media, the New York Attorney General's office ("NYAG") is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory focus, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ING Insurance Company of America
                                         (Registrant)


Date: October 29, 2004               /s/Linda E. Senker
                                     ------------------
                                        Linda E. Senker